Prospectus Supplement	April 20, 2018

Putnam PanAgora Market Neutral Fund
Prospectus dated August 16, 2017

The sub-section “Portfolio holdings” in the section “What are the fund’s main investment strategies and related risks?” is revised to state the following:

• Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the 45th day after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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